UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030, BC555, Golden, Colorado , USA 80401

111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, Canada, H3C 2M1

(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
1.250% Senior Notes due 2024	TAP 24	New York Stock Exchange
3.800% Senior Notes due 2032	TAP 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 3, 2024, Molson Coors Beverage Company (the “Company”) entered into that certain Amendment No.1 and Extension Agreement (the “Amendment and Extension Agreement”), by and among the Company, the Extending Lenders (as defined in the Amendment and Extension Agreement) and Citibank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), which amends that certain Amended and Restated Credit Agreement, dated as of June 26, 2023, by and among the Company, Molson Coors Brewing Company (UK) Limited), Molson Canada 2005, Molson Coors Canada Inc., Molson Coors International LP, as Borrowers, the lenders party thereto from time to time, the Administrative Agent and Citibank, N.A., Bank of America, N.A. and Goldman Sachs Bank USA, as Issuing Banks (the “Amended and Restated Credit Agreement”).

The Amendment and Extension Agreement amends the Amended and Restated Credit Agreement to, among other things, (i) change the interest rate under the Amended and Restated Credit Agreement for borrowings denominated in Canadian Dollars from a CDOR-based rate to a rate based on Canadian Overnight Repo Rate Average (CORRA), subject to the adjustments specified in the Credit Agreement, and (ii) extend the maturity date of the revolving commitments under the Amended and Restated Credit Agreement from June 26, 2028 to June 26, 2029.

The foregoing description of the material terms of the Amendment and Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and Extension Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Form on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Document Description
10.1	Amendment No.1 and Extension Agreement, dated as of June 3, 2024, by and among Molson Coors Beverage Company, the Extending Lenders party thereto and Citibank, N.A., as Administrative Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date: June 7, 2024	By:	/s/ Natalie G. Maciolek
Natalie G. Maciolek
Chief Legal & Government Affairs Officer and Secretary